SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2005 (March 2, 2005)

Grey Wolf, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-8226 (Commission File Number)	74-2144774 (IRS Employer Identification No.)

10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address and Zip Code of Principal Executive Offices)

(713) 435-6100
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
Form of Non-Qualified Stock Option Award Agmt
Form of Restricted Stock Agmt - Thomas P. Richards
Form of Non-Qualified Stock Option Award Agmt
Form of Restricted Stock Agmt - Executive Officers

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 22, 2005, we filed a Current Report on Form 8-K which discussed the compensation of our executive officers and directors for 2005, and the cash bonuses to be awarded to our executive officers for their performance in 2004. That report did not include information regarding the compensation of our Chief Executive Officer, Thomas P. Richards, because it had not been set at that time. In this report, we discuss the compensation of Mr. Richards, as well as the compensation of Robert J. Proffit, who was named Vice President, Human Resources effective March 2, 2005, replacing Gary D. Lee, Senior Vice President, Human Resources, who will be taking early retirement on March 31, 2005. Additionally, we discuss certain changes to the terms of the non-qualified stock options and restricted stock awards previously reported on the Form 8-K filed on February 22, 2005.

A. Compensation for Thomas P. Richards.

      On March 2, 2005, Thomas P. Richards, our Chief Executive Officer, was informed of his annual base salary for 2005. Mr. Richards’ salary will be $500,000 and will be retroactive to January 1, 2005. Mr. Richards will also receive a cash bonus of $275,000, or 55% of his base salary, for 2005. Payment of the bonus is in the discretion of our Compensation Committee and is subject to the guidelines described under the heading “Short-Term Incentive Award Performance Goals for 2005” on our Form 8-K filed on February 22, 2005. Mr. Richards was also granted the following awards under our long-term incentive compensation plan: (i) options to purchase 199,800 shares of common stock at an exercise price of $5.60; and (ii) a restricted stock grant of 66,600 shares. Both the option and restricted stock grants are subject to forfeiture if Mr. Richards voluntarily terminates his employment or is terminated by the Company for cause. Additionally, if Mr. Richards retires (at no earlier than age 65) and desires to prevent forfeiture, he will be required to sign a non-competition agreement with us that will remain in force until the vesting of the grant is complete. The options expire ten years from the date of grant and vest in five, equal annual installments beginning on the first anniversary of the grant, subject to the conditions described above, from the award date until the vesting date. The risk of forfeiture regarding the restricted stock grant lapses as to such grant in four equal, annual installments if Mr. Richards remains employed by us on the anniversary date of the grant, subject to the conditions described above, beginning on the second anniversary of the grant in 2007. The forms of non-qualified stock option agreement and restricted stock agreement for Mr. Richards are incorporated herein by reference and attached hereto as Exhibits 10.1 and 10.2, respectively.

B. Compensation for Robert J. Proffit.

      Effective March 2, 2005, Robert J. Proffit was named Vice President, Human Resources. Mr. Proffit will receive an annual base salary of $150,000. He may earn a cash bonus in 2005 in the discretion of our Compensation Committee. The guidelines for such bonus are identical to those described under the heading “Short-Term Incentive Award Performance Goals for 2005” on our Form 8-K filed on February 22, 2005. Mr. Proffit was also granted the following awards under our long-term incentive compensation plan: (i) options to purchase 20,000 shares of common stock at an exercise price of $6.47; and (ii) a restricted stock grant of 5,000 shares. Both the option and restricted stock grants are subject to forfeiture if Mr.

Proffit does not remain employed by us for any reason other than retirement (at no earlier than age 65). If he does retire and desires to prevent forfeiture, he will be required to sign a non-competition agreement with us which will remain in force until the vesting of the grant is complete. The options expire ten years from the date of grant and vest in five equal, annual installments beginning on the date one year after the date of grant, provided that Mr. Proffit is employed by us from the award date until the vesting date, other than due to retirement (at no earlier than age 65). The risk of forfeiture regarding the restricted stock grant lapses as to such grant in four equal, annual installments if Mr. Proffit remains employed by us, other than due to retirement (at no earlier than age 65), on the anniversary date of the grant, beginning on the second anniversary of the grant in 2007.

C. Changes to Disclosure regarding Stock Options and Restricted Stock.

      On the Form 8-K filed on February 22, we reported that the restricted stock, and vesting of the options, granted to our executive officers were conditioned upon the officer remaining employed by us from the award date until the vesting date. Retirement of the executive would have resulted in forfeiture of the grants. Since that Form 8-K was filed, however, our board of directors determined to change the terms of the option and restricted stock grants for 2005. Based on such change, the executive would not be required to forfeit his option and restricted stock grants upon retirement (at no earlier than age 65). Instead, upon retirement, such executive officer will be required to sign a non-competition agreement with us and comply with its terms until the vesting of the option grant is complete and the risk of forfeiture of the restricted stock lapses. We further reported on that same Form 8-K that all restricted stock grants vested in five equal, annual installments if the officer remains employed by us on the anniversary date of the grant, beginning on the first anniversary of the grant in 2006. However, the vesting for the restricted stock is actually in four equal, annual installments beginning on the second anniversary of the grant in 2007. The forms of non-qualified stock option agreement and restricted stock agreement previously filed on our Form 8-K filed on February 22 have been revised to reflect this change and are incorporated herein by reference and are attached hereto as Exhibits 10.3 and 10.4, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Form of non-qualified stock option award agreement for options granted to Thomas P. Richards in the first quarter of 2005

10.2	Form of restricted stock agreement for Thomas P. Richards

10.3	Form of non-qualified stock option award agreement for options granted to executive officers other than Thomas P. Richards in the first quarter of 2005

10.4	Form of restricted stock agreement for executive officers other than Thomas P. Richards

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2005

GREY WOLF, INC.
/s/ DAVID W. WEHLMANN
David W. Wehlmann,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Form of non-qualified stock option award agreement for options granted to Thomas P. Richards in the first quarter of 2005

10.2	Form of restricted stock agreement for Thomas P. Richards

10.3	Form of non-qualified stock option award agreement for options granted to executive officers other than Thomas P. Richards in the first quarter of 2005

10.4	Form of restricted stock agreement for executive officers other than Thomas P. Richards

5